UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	February 7, 2008
Date of Earliest Event Reported:	February 1, 2008

BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	333-122770	20-1478587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street
P.O. Box 50
Boise, Idaho 83728
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2008, Aldabra 2 Acquisition Corp. (“Aldabra”) issued a press release announcing that certain institutional shareholders had entered into contingent value rights agreements (the “Agreements”) with Terrapin Partners Venture Partnership (“Terrapin”), Boise Cascade, L.L.C. (“Boise Cascade”), and Aldabra.  Under the Agreements, the institutional shareholders will receive from Terrapin and Boise Cascade certain contingent value rights to receive payments in cash and/or shares of Aldabra’s common stock, and they agreed to vote in favor of certain proposals at Aldabra’s special meeting of stockholders on February 5, 2008.  Boise Cascade’s maximum liability under the Agreements is expected to be approximately $10,000,000 ($20,000,000 if Terrapin fails to meet its obligations).

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the form of the Agreement, filed as Exhibit 99.1 to this Report on Form 8-K. Exhibit 99.1 is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers.

On February 6, 2008, the compensation committee of our board of directors approved the following amendments to the employment agreements with two of our named executive officers:

Amendment to Employment Agreement with W. Thomas Stephens

The Employment Agreement dated October 29, 2004, between Boise Cascade, L.L.C. and W. Thomas Stephens was amended to:

•                  Include the addition of a clause defining the period within which the company must make payment to Mr. Stephens for amounts that may become due and payable upon the severance of his employment;

•                  Provide for a single payment of an amount equal to 36 months of group life, accident, disability, and healthcare premiums, plus three times the annual financial counseling allowance upon a termination without cause or resignation for Good Reason (Mr. Stephens’ prior agreement provided for 24 months of continued participation in the company’s benefit programs); and

•                  Provide that upon the expiration of Mr. Stephens’ employment period for any reason other than cause, the company will purchase his Boise, Idaho, residence for its appraised fair market value.

Amendment to Employment Agreement with Alexander Toeldte

The Employment Agreement dated October 1, 2005, between Boise Cascade, L.L.C. and Alexander Toeldte was amended to:

•                  Clarify that failure to obtain an agreement from a successor company to honor Mr. Toeldte’s Employment Agreement is “Good Reason” for Mr. Toeldte to terminate his employment;

•                  Include the addition of a clause defining the period within which the company must make payment to Mr. Toeldte for amounts that may become due and payable upon the severance of his employment; and

•                  Provide for a single payment of an amount equal to 36 months of group life, accident, disability, and healthcare premiums, plus three times the annual financial counseling allowance upon a termination without cause or resignation for Good Reason (Mr. Toeldte’s prior agreement provided for 24 months of continued participation in the company’s benefit programs).

Approval of 2007 Incentive Awards to Named Executive Officers

On February 6, 2008, the compensation committee of our board of directors approved 2007 incentive awards to each of our named executive officers pursuant to our Incentive and Performance Plan (the “Plan”).  The 2007 incentive awards were based on the attainment of annual financial goals at corporate and business unit levels and for achieving individual annual performance objectives.  These awards were calculated as a percentage of base salary, based on the extent to which the financial goals and performance objectives were met during the year.  The 2007 incentive awards, specific financial goals, and performance objectives used to calculate these awards are set forth below.

	2007	2007
	Discretionary	Incentive	2007 Financial Goals
Name	Bonus (1)	Award	and Performance Objectives

W. Thomas Stephens	$–	$604,110	100% corporate incentive cash flow
			Less 10% safety adjustment if corporate recorded incident
			rate (RIR) not met

Thomas E. Carlile	–	277,891	100% corporate incentive cash flow
			Less 10% safety adjustment if corporate RIR not met

Alexander Toeldte	–	314,876	25% corporate incentive cash flow
			50% Paper incentive cash flow
			25% Packaging & Newsprint incentive cash flow
			Less 10% safety adjustment if corporate RIR not met

Stanley R. Bell	46,000	154,000	20% corporate incentive cash flow
			40% division Pre-Tax Return on Net Working Capital
			(PRONWC)
			40% division EBITDA
			Less 10% safety adjustment if corporate RIR not met

Thomas A. Lovlien	6,096	193,904	20% corporate incentive cash flow
			Less 10% safety adjustment if corporate RIR not met
			80% division incentive cash flow
			Less 10% safety adjustment if division RIR not met

(1)                                  The amounts reported for Messrs. Bell and Lovlien represent discretionary bonuses for their exemplary leadership in the very difficult building materials and wood products markets during 2007.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan.  For more information about the Plan, please refer to Exhibit 10.22 of the company’s annual report on Form 10-K for the year ended

December 31, 2006.

Item 8.01	Other Events.

On February 5, 2008, Aldabra announced that its shareholders had voted to approve its acquisition of Boise Cascade’s paper and packaging manufacturing businesses.  Closing is anticipated to occur during the last week of February 2008.  Upon the consummation of the acquisition, Aldabra will change its name to Boise Inc. and will list its common stock and warrants for trading on the New York Stock Exchange under the new symbols BZ and BZ.WS, respectively.  The acquisition is subject to customary closing conditions and the completion of Aldabra’s previously announced financing being arranged by Goldman Sachs Credit Partners LP and Lehman Brothers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Form of Contingent Value Rights Agreement among Terrapin Partners Venture Partnership, Boise Cascade, L.L.C., Aldabra 2 Acquisition Corp., and Certain Institutional Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

By	/s/ Karen E. Gowland
Karen E. Gowland
Vice President, General Counsel and Corporate Secretary

Date:  February 7, 2008